SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(date of earliest event reported)
April 24, 2003

NORTEL NETWORKS CORPORATION

(Exact name of registrant as specified in its charter)

CANADA	001-07260	not applicable

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Dixie Road, Suite 100, Brampton, Ontario, Canada	L6T 5P6

(address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (905) 863-0000.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

99.1	Press release issued by the Registrant on April 24, 2003, filed solely for purposes of incorporation by reference into Item 12. See paragraph 2 of Item 9 below.

Item 9. Regulation FD Disclosure

On April 24, 2003, the Registrant issued a press release concerning its financial results for the first quarter of 2003. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of Item 12.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 of Form 8-K, “Disclosure of Results of Operations and Financial Condition,” in accordance with SEC Release No. 33-8216, and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liability under that Section. In addition, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Act of 1933.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS CORPORATION

By:	/s/ Deborah J. Noble

Deborah J. Noble Corporate Secretary

By:	/s/ Blair F. Morrison

Blair F. Morrison Assistant Secretary

Dated: April 30, 2003

Index to Exhibits

Exhibit Number	Description of Document

99.1	Press Release issued by the Registrant on April 24, 2003, filed solely for purposes of incorporation by reference into Item 12. See paragraph 2 of Item 9.